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                                                                    EXHIBIT 24.1

                          Directors' Power of Attorney

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors of New South Bancshares, Inc., a Delaware corporation, ("Company") by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Robert M. Couch, Lizabeth R. Nichols or Richard W. Edwards, and each or any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the 2001 Annual Report on Form 10-K to be filed by the Company with the Securities and Exchange Commission, pursuant to the provisions of the Securities and Exchange Commission, pursuant to the provisions of the Securities Exchange Act of 1934 and, further to execute and sign any and all amendments to such annual Report and to file connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorneys-in-fact and agents or any of them which they may lawfully do in the premises and or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, each of the undersigned has hereunto set this hand and seal this 28th day of March, 2002.

WITNESS TO ALL SIGNATURES:

 /s/ Lizabeth R. Nichols                     /s/ W.T. Ratliff, Jr.
---------------------------------           ---------------------------------
 Lizabeth R. Nichols                         W.T. Ratliff, Jr.

                                             /s/ William T. Ratliff, III
                                            ---------------------------------
                                             William T. Ratliff, III

                                             /s/ Robert M. Couch
                                            ---------------------------------
                                             Robert M. Couch

                                             /s/ David W. Whitehurst
                                            ---------------------------------
                                             David W. Whitehurst

                                             /s/ Lizabeth R. Nichols
                                            ---------------------------------
                                             Lizabeth R. Nichols